UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 15, 2000

                           AMERIQUEST MORTGAGE COMPANY
          Floating Rate Mortgage Pass-Through Certificates, Series 2000-1 Trust
             (Exact name of registrant as specified in its charter)



New York (governing law of           333-94443
Pooling and Servicing Agreement)     (Commission     52-2240965
(State or other                      File Number)    52-2240963
jurisdiction                                         52-2240964
of Incorporation)                                    IRS EIN






        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                          21044
        (Address of principal executive offices)              (Zip Code)





         Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 15, 2000 a distribution was made to holders of AMERIQUEST MORTGAGE COMPANY, Floating Rate Mortgage Pass-Through Certificates, Series 2000-1 Trust.





  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Floating Rate Mortgage Pass-Through Certificates,Series 2000-1 Trust, relating to the September 15, 2000 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            AMERIQUEST MORTGAGE COMPANY
           Floating Rate Mortgage Pass-Through Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 9/25/00





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Floating Rate Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the September 15, 2000 distribution.